                                                                    Exhibit 99.1

                             JOINT FILER INFORMATION

          This Statement on Form 4 is filed jointly by (i) Corvina Holdings
Limited ("Corvina"), (ii) Cortaire Limited ("Cortaire"), (iii) Gamay Holdings
Limited ("Gamay"), (iv) Virgin Group Holdings Limited ("VGHL"), (v) Sir Richard
Branson, (vi) Cougar Investments Limited ("Cougar"), (vii) Plough Investments
Limited ("Plough"), (viii) Deutsche Bank Trustee Services (Guernsey) Limited
("DBTSGL"), solely in its capacity as trustee on behalf of the Virgo Trust, The
Libra Trust, the Jupiter Trust, the Mars Trust, the Venus Trust, the Leo Trust
and The Gemini Trust (such trusts collectively referred to as the "DB Trusts"), and (ix) RBC Trustees (C.I.) Limited ("RBC Trustees"), solely in its capacity as trustee on behalf of The Aquarius Trust, The Aries Trust, the Capricorn Trust,
The Pisces Trust and The Saturn Trust (such trusts collectively referred to as the "RBC Trusts"). The principal business address of each of Corvina, Cortaire,
Gamay, VGHL, the RBC Trustees and the RBC Trusts is La Motte Chambers, St.
Helier, Jersey JE1 1BJ. The principal business address of Sir Richard Branson is
Richard's House, the Valley, Virgin Gorda, Necker Island, British Virgin
Islands. The principal business address of Cougar and Plough is St. Paul's Gate,
New Street, St. Helier, Jersey JE4 8ZP. The principal business address of DBTSGL and the DB Trusts is Lefebvre Court, Lefebvre Street, St Peter Port, Guernsey
GY1 3WT.

          Name of Designated Filer: Corvina Holdings Limited

          Date of Event Requiring Original Statement: October 13, 2009

          Issuer Name and Ticker or Trading Symbol: Virgin Mobile USA, Inc.
          (NYSE: VM)

          Date: October 15, 2009

                              Corvina Holdings Limited

                              /s/ Ian Cuming
                              --------------------------------------------------
                              Ian Cuming, as alternate director to Paul Fauvel

                              Cortaire Limited

                              /s/ Ian Cuming
                              --------------------------------------------------
                              Ian Cuming, as alternate director to Paul Fauvel

                              Gamay Holdings Limited

                              /s/ Ian Cuming
                              --------------------------------------------------
                              Ian Cuming, as alternate director to Paul Fauvel

                              Virgin Group Holdings Limited

                              /s/ Ian Cuming
                              --------------------------------------------------
                              Ian Cuming, as alternate director to Paul Fauvel

                              Sir Richard Branson

                              /s/ Sir Richard Branson
                              --------------------------------------------------

                              Cougar Investments Limited

                              /s/ Alison Renouf
                              --------------------------------------------------
                              Alison Renouf
                              Director

                              Plough Investments Limited

                              /s/ Alison Renouf
                              --------------------------------------------------
                              Alison Renouf
                              Director

                              RBC Trustees (C.I.) Limited (as trustee for the
                              RBC Trusts)

                              /s/ Ian Cuming
                              --------------------------------------------------
                              Ian Cuming, as alternate director to Paul Fauvel

                              Deutsche Bank Trustee Services (Guernsey) Limited

                              /s/ Alison Renouf
                              --------------------------------------------------
                              Alison Renouf
                              Authorized Signatory

                              Deutsche Bank Trustee Services (Guernsey) Limited

                              /s/ Tracy Martel
                              --------------------------------------------------
                              Tracy Martel
                              Authorized Signatory